Contract liabilities - Summary of Deferred Revenue (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Mar. 31, 2021
Current:
Payments in advance of services	$ 8,344	$ 8,998
Advance billings	5,081	3,489
Others	298	198
Total	13,723	12,685
Non-current:
Payments in advance of services	12,072	15,876
Advance billings	1,226	752
Others	16	17
Total	$ 13,314	$ 16,645